SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.     )

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☐	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-11(c) or §240.14a-12

Lincoln Variable Insurance Products Trust

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LINCOLN VARIABLE INSURANCE PRODUCTS TRUST

CORE FUND

NOTICE OF SPECIAL MEETING OF STOCKHOLDERS

January 3, 2006

Dear Contract Owner:

We are writing to notify you of a Special Meeting of Stockholders of the Core Fund listed above (the “Fund”), a series of the Lincoln Variable Insurance Products Trust (the “Trust”). The meeting will be held on February 28, 2006, at 9:00 a.m., local time, in the office of the Trust at 1300 South Clinton Street, Fort Wayne, Indiana 46802. The attached Proxy Statement describes in detail the proposed agenda items for the meeting.

You are entitled to provide us with instructions for voting shares of the Fund that The Lincoln National Life Insurance Company or Lincoln Life & Annuity Company of New York holds to fund your variable annuity contract or variable life insurance policy. (For convenience, we refer to both contract owners and policy participants as “Contract Owners.”) You should read the enclosed Proxy Statement carefully and submit your voting instructions.

The following proposals will be considered and acted upon at the meeting:

Proposal 1	To approve a new subadvisory agreement for the Fund between Delaware Management Company (the “Adviser”) and the Fund’s sub-adviser, Salomon Brothers Asset Management Inc. (the “Sub-Adviser”); there will be no change in the overall management fee that the Fund pays.

Proposal 2	To elect a Board of Trustees of the Trust. The nominees for election to the Board of Trustees are: Kelly D. Clevenger, Nancy L. Frisby, Gary D. Lemon, Kenneth G. Stella, and David H. Windley.

A new subadvisory agreement is needed as a result of the sale of the Fund’s current sub-adviser, Salomon Brothers Asset Management Inc. (“Sub-Adviser”), by its parent company, Citigroup Inc., to Legg Mason, Inc. (“Legg Mason”). The sale results in the automatic termination of the existing subadvisory agreement between the Adviser and the Sub-Adviser with respect to the Fund. In order for the management of the Fund to continue uninterrupted after the sale, we are asking the stockholders of the Fund to approve a new sub-advisory agreement for the Fund. The sale will not change the Fund’s investment objective, investment policies or the Fund’s overall investment management fees.

We realize that you may not be able to attend the meeting to provide voting instructions in person. However, we do need your instructions. You can provide voting instructions by mail, telephone or through the Internet, as explained in the enclosed Proxy Statement. If you decide later to attend the meeting, you may revoke your proxy and provide voting instructions in person. The number of shares of the Fund attributable to you will be voted in accordance with your instructions.

If you have any questions about the meeting, please feel free to call (800) 4LINCOLN (454-6265).

By Order of the Trust’s Board of Trustees

Cynthia A. Rose
Secretary

LINCOLN VARIABLE INSURANCE PRODUCTS TRUST

CORE FUND

PROXY STATEMENT

Special Meeting of Stockholders

To be held on February 28, 2006

This Proxy Statement is being furnished to you in connection with the solicitation by The Lincoln National Life Insurance Company (“Lincoln Life”) and Lincoln Life & Annuity Company of New York (“Lincoln New York”) of voting instructions for a special meeting of stockholders of the Core Fund (the “Fund”), a series of the Lincoln Variable Insurance Products Trust (the “Trust”). The shares of the Fund are sold directly or indirectly to separate accounts of Lincoln Life or Lincoln New York that support certain variable annuity contracts and variable life insurance policies issued by such companies. (For convenience, contract owners and policy participants are referred to collectively as “Contract Owners”). The Trust is seeking approval for certain actions it wishes to take, and you are entitled to instruct Lincoln Life or Lincoln New York, as applicable, on how to vote the shares of the Fund attributable to you under your contract or policy.

The meeting will be held on February 28, 2006, at 9:00 a.m., local time, in the office of the Trust at 1300 South Clinton Street, Fort Wayne, Indiana 46802. The date of the first mailing of the proxy card and this Proxy Statement to Contract Owners will be on or about January 3, 2006. If you have any questions about the meeting, please feel free to call us toll free at (800) 4LINCOLN (454-6265).

The following proposals will be considered and acted upon at the meeting:

Proposal 1	To approve a new subadvisory agreement for the Fund between Delaware Management Company (the “Adviser”) and the Fund’s sub-adviser, Salomon Brothers Asset Management Inc. (the “Sub-Adviser”); there will be no change in the overall management fee that the Fund pays.

Proposal 2	To elect a Board of Trustees of the Trust. The nominees for election to the Board of Trustees are: Kelly D. Clevenger, Nancy L. Frisby, Gary D. Lemon, Kenneth G. Stella, David H. Windley.

In addition to the solicitation of proxy cards by mail, officers and employees of the Trust, without additional compensation, may solicit proxy instructions in person, by telephone, and electronically, including through the Internet. The Trust may engage a third-party vendor to solicit proxies from Contract Owners for an approximate fee, including out-of-pocket expenses, ranging between $0 and $50,000. The Fund will pay the cost associated with the solicitation and the meeting.

If you would like to receive a copy of the Fund’s 2005 Semi-Annual Report, call Customer Service at (800) 4LINCOLN (454-6265) or write to P.O. Box 2340, Fort Wayne, Indiana 46801 and you will be mailed one free of charge, or you can access the Semi-Annual Report at:

http://www.annuitycontent.inc.com/LLsup/PDFLibrary/19875SA.pdf

The principal office of the Trust is located at 1300 South Clinton Street, Fort Wayne, Indiana 46802. The Adviser, Delaware Management Company (“DMC”), is located at 2005 Market Street, Philadelphia, Pennsylvania 19103, and the Trust’s service providers for certain accounting functions and financial reporting, Delaware Management Holdings, Inc. and Delaware Service Company, Inc., are also located at 2005 Market Street, Philadelphia, Pennsylvania 19103. The Lincoln National Life Insurance Company, which provides various administrative services to the Trust, is located at 1300 South Clinton Street, Fort Wayne, Indiana 46802.

The Board of Trustees of the Trust recommends that you provide voting instructions to APPROVE the proposals.

VOTING PROCEDURES*

Contract Owners are urged to designate their choice on the matter to be acted upon by using one of the following three methods:

1. BY INTERNET

•	Read the Proxy Statement.

•	Go to the voting link found on your proxy card.

•	Follow the instructions using your proxy card as a guide.

•	(Do not mail the proxy card if you provide voting instructions by Internet.)

2. BY MAIL

•	Read the Proxy Statement

•	Date, sign, and return the enclosed proxy card in the envelope provided, which requires no postage if mailed in the United States.

3. BY TELEPHONE

•	Read the Proxy Statement.

•	Call the toll-free number found on your proxy card.

•	Follow the recorded instructions using your proxy card as a guide.

•	(Do not mail the proxy card if you provide voting instructions by telephone.)

*	If you provide voting instructions through the Internet voting site, by mail or by telephone, your instructions must be received no later than 11:59 p.m. local time on , 2006.

At the meeting, Lincoln Life and Lincoln New York will vote the Fund’s shares held in the Accounts, as applicable, in accordance with the instructions received from Contract Owners whose purchase payments, as of the Record Date of December 1, 2005, were invested in the Fund by the Accounts. For all Accounts, except Lincoln Life Accounts K, M, R and S and Lincoln New York Accounts M, R or S, the number of votes which a Contract Owner may cast when instructing us how to vote is determined by applying the Contract Owner’s percentage interest in the Fund to the total number of votes attributable to the Fund. In determining the number of votes, fractional shares will be recognized. The number of votes which a Lincoln Life Account K, M, R or S or a Lincoln New York M, R or S Contract Owner may cast when instructing us how to vote is determined as one vote for each $100 of cash value.

Lincoln Life and Lincoln New York will vote the Fund’s shares held by the Accounts for which no timely instructions are received in proportion to the voting instructions which are received with respect to the Fund. If voting instructions cards are properly executed and received in a timely manner but they contain no voting directions, the votes represented by those cards will be cast “FOR” the proposal considered at the meeting. Contract Owners, of course, may provide voting instructions in person at the meeting. Abstentions with respect to the proposal will count as present for purposes of establishing a quorum, but will not count as votes cast. Broker non-votes (i.e. proxies from brokers or nominees indicating that such persons have not received instructions from the beneficial owner or other person entitled to vote shares on a particular matter with respect to which the brokers or nominees do not have discretionary voting power) will be treated the same as abstentions.

Any Contract Owner who provides voting instructions has the power to revoke the instructions, by mail (addressed to the Secretary of the Trust at the office of the Trust) or in person at the meeting, by executing superseding voting instructions or by submitting a notice of revocation to the Trust. All properly executed and unrevoked voting instructions received in time for the meeting will be voted as specified in the instructions or, if no specification is made, FOR the proposal referred to in this Proxy Statement.

The votes will be formally counted at the scheduled meeting and, if the meeting is adjourned, at any later meeting.

PROPOSAL 1:	To approve a new subadvisory agreement for the Fund between the Adviser and the Fund’s Sub-Adviser; there will be no change in the overall management fee that the Fund pays.

Why am I getting this proxy/What is the proposal?

On June 23, 2005, Citigroup, the parent company of the Sub-Adviser, entered into a definitive agreement (the “Transaction Agreement”) with Legg Mason under which Citigroup will sell substantially all of its asset management business, Citigroup Asset Management (“CAM”), to Legg Mason in exchange for the broker-dealer and investment banking businesses of Legg Mason, a number of shares of Legg Mason common stock representing 4.39% of the outstanding voting securities of Legg Mason and a number of shares of non-voting, convertible preferred stock representing approximately 10% of the pro-forma common stock of Legg Mason (on an as converted basis) and, subject to certain adjustments, approximately $550 million in the form of a five-year loan facility provided to Legg Mason by Citigroup Corporate and Investment Banking (the “Transaction”). Subject to certain adjustments, the total value of the Transaction (based on the average price of Legg Mason common stock prior to June 23, 2005) is approximately $3.7 billion. As a result of the Transaction, the Sub-Adviser to the Fund will become a wholly owned subsidiary of Legg Mason.

Consummation of the Transaction is subject to certain terms and conditions, including, among others: (1) Citigroup and Legg Mason obtaining certain required regulatory approvals, (2) consent by certain advisory clients of CAM representing no less than 75% of the revenue attributable to the assets under management for such clients to continue their advisory relationship with Smith Barney Fund Management LLC, the Sub-Adviser, Citi Fund Management Inc. and TIMCO Asset Management, Inc. following the consummation of the Transaction and (3) conversion of Legg Mason’s subsidiary, Legg Mason Trust, fsb, from a federal thrift charter to a trust company chartered under state law or the National Bank Act that is not a bank, thrift or savings association under the Bank Holding Company Act. Although there is no assurance that the Transaction will be completed, if each of the terms and conditions is satisfied or waived, the closing of the Transaction is expected by Citigroup and Legg Mason to take place during the fourth quarter of 2005.

The Transaction resulted in the automatic termination of the Sub-Adviser’s current sub-advisory agreement (the “Current Subadvisory Agreement”) with respect to the Fund. In anticipation of the Transaction, the Independent Trustees of the Board met on October 25, 2005 for purposes of considering whether it would be in the best interests of the Fund and its shareholders to approve the new subadvisory agreement between the Adviser and the Sub-Adviser (the “New Subadvisory Agreement”). On October 25, 2005, the full Board of Trustees met to review and consider the Transaction, its impact upon the Trust and the Fund, and Fund management’s recommendation that the Sub-Adviser continue to provide the Fund’s day-to-day investment management. The Board reviewed information provided by the Sub-Adviser and Legg Mason. Based upon such information and the recommendations of Fund management, the Board, at the October 25th meeting, approved the New Subadvisory Agreement, subject to shareholder approval. The terms and conditions of the New Subadvisory Agreement are substantially similar to the terms and conditions of the Current Subadvisory Agreement.

If the shareholders of the Fund approve the New Subadvisory Agreement, the Sub-Adviser will provide day-to-day investment management to the Fund. The Transaction is not expected to change the Fund’s investment objective, investment policies or the Fund’s overall investment management fees. If the shareholders of the Fund approve the New Subadvisory Agreement, the New Subadvisory Agreement will become effective on the date the Fund’s shareholders approve it.

It is anticipated that the name of the Sub-Adviser will remain the same immediately following the closing of the Transaction, but will eventually change. Upon closing of the Transaction, Legg Mason will have a license which will permit Salomon Brothers to continue using its current names for a period of six to twelve months following the closing. It is possible that the Sub-Adviser’s name will change in less than six months.

The Current Subadvisory Agreement, dated as of May 1, 2005, was last approved by the Board of Trustees on January 10 and 11, 2005. The Current Subadvisory Agreement was submitted to shareholders for initial approval and was approved on April 29, 2005.

The Current Investment Management Agreement, dated as of May 1, 2003, between the Fund and the Adviser, was initially approved by the Board of Directors of its predecessor fund on August 12, 2002. The Current Investment Management Agreement was approved by the shareholders on December 9, 2002. The Current Investment Management Agreement was last approved by the Board of Trustees on August 15, 2005.

What is an “Interim Agreement?”

Because the Transaction is scheduled to be completed before the shareholders are able to approve the New Subadvisory Agreement, the Sub-Adviser and the Adviser have entered into an interim subadvisory agreement (the “Interim Agreement”) to provide for uninterrupted subadvisory services to the Fund.

The Interim Agreement permits the Sub-Adviser to manage the Fund until the New Subadvisory Agreement is approved by the Fund’s shareholders or until the Adviser makes other arrangements for portfolio management of the Fund.

The Interim Agreement is identical in form and terms to the Current Subadvisory Agreement, except for certain additional provisions that are permitted or required by applicable law. The term and effective date of the Interim Agreement differ from the Current Subadvisory Agreement. Applicable law would permit the Interim Agreement to remain in effect for only 150 days.

The Interim Agreement will have an “escrow” provision so that any compensation that the Sub-Adviser earns under the Interim Agreement would be held in an interest-bearing escrow account. In order for this compensation to be released from the escrow account to the Sub-Adviser, the law requires Fund shareholders to approve the New Subadvisory Agreement before the end of the 150-day period. If the Interim Agreement is entered into and shareholders do not approve the New Subadvisory Agreement, the Sub-Adviser is entitled to receive the lesser of the compensation held in the escrow account, or its actual costs of providing subadvisory services during the period that the fees were escrowed.

What were the Considerations of the Board in Approving the New Subadvisory Agreement?

On October 25, 2005, the Board, including the Independent Trustees, met for the purposes of, among other things, considering and evaluating the New Sub-Advisory Agreement. The Independent Trustees reported that they had met in executive session at the meeting and prior to the meeting to consider approval of the New Subadvisory Agreement. The Independent Trustees reported that they had reviewed materials provided by Fund Management and the Sub-Adviser prior to the meeting, and a memorandum from their independent legal counsel that advised them of their fiduciary duties and the factors that they should consider in evaluating the Agreement. The Independent Trustees reported that they had considered the following factors and reached the following conclusions with respect to their recommendation to the Board of Trustees.

The Independent Trustees reported that they had considered written materials prepared by Fund Management and the Sub-Adviser in terms of performance, investment process, services offered and compliance as well as an in-person presentation by the Sub-Adviser in considering the nature, extent and quality of services provided. The Independent Trustees reviewed materials describing the services that the Sub-Adviser currently provides to the Fund, information about the Legg Mason organization and the retention agreements to be put in place with the Fund’s current portfolio managers, and the Independent Trustees concluded that the Sub-Adviser was qualified to provide the subadvisory services. In determining that the investment performance of the Fund was too new to be fairly evaluated, the Independent Trustees considered that the Fund had only been operational since May, 2005 and reviewed their January, 2005 initial evaluation of the Sub-Adviser’s performance capabilities in comparing the investment performance of the Smith Barney Appreciation Fund managed by the Sub-Adviser to the S&P 500 Index and the performance of the comparable Lipper peer group funds when they had concluded that the Sub-Adviser had provided better than average return at lower risk. The Independent Trustees reviewed comparative Lipper peer group expense information, the fee charged by the Sub-Adviser to the Fund as sub-adviser and as adviser to two Citigroup Asset Management funds with the same investment strategy and considered that the subadvisory fee includes breakpoints in determining that the subadvisory fee was reasonable. The Independent Trustees considered that the subadvisory fee schedule was negotiated at arm’s length between the Adviser and the Sub-Adviser, an unaffiliated third party, that the current size of the Fund did not offer the opportunities for economies of scale at present and that the Adviser compensates the Sub-Adviser from its fees. With respect to the profitability to the Sub-Adviser of its relationship with the Fund, the Independent Trustees considered the Sub-Adviser’s representation that the information was not yet available. The Independent Trustees recommended that the Board approve the New Subadvisory Agreement with the Sub-Adviser for the Fund.

The Board of Trustees concurred with the evaluation and recommendations of the Independent Trustees, and approved:

(a)	the selection of the Sub-Adviser as the sub-adviser to the Fund;

(b)	the New Subadvisory Agreement;

(c)	the subadvisory fee and any other amounts to be paid under the Agreement.

Comparison of the Current Subadvisory Agreement and the New Subadvisory Agreement

Advisory Services

Under the proposed New Subadvisory Agreement, the Adviser, as manager, will retain the Sub-Adviser as a sub-adviser and the Sub-Adviser will continue to manage the Fund’s investments on a day-to-day basis, subject to the supervision of the Adviser. The services to be provided to the Fund by the Sub-Adviser under the New Subadvisory Agreement will be identical to those it currently provides under the Current Subadvisory Agreement.

Under the Current Subadvisory Agreement, the Sub-Adviser is responsible for day-to-day portfolio management of the Fund. The Sub-Adviser provides these services under the Current Subadvisory Agreement in accordance with (i) the provisions of the organizational documents of the Trust that are applicable to the Fund; (ii) the Fund’s investment objectives, policies and restrictions; (iii) the Investment Company Act of 1940 (the “1940 Act”) and the Investment Advisers Act of 1940; (iv) any written instructions and directions of the Trustees, the Adviser or Fund management; and (v) its general fiduciary responsibility to the Fund. The Sub-Adviser will have the same contractual obligations and duties under the New Subadvisory Agreement.

Both the Current Subadvisory Agreement and the New Subadvisory Agreement require the Sub-Adviser to furnish the Adviser and the Board of Trustees with such information and reports as the Adviser deems appropriate or as the Board of Trustees shall reasonably request. In both the Current Subadvisory Agreement and the New Subadvisory Agreement, the Sub-Adviser agrees to maintain all books and records relating to the investments and investment transactions of the Fund.

Fees

The Adviser pays the Sub-Adviser out of the fees it receives under the investment management agreement it has with the Trust on behalf of the Fund, and therefore the rate of investment management fees that the Fund pays will not be affected by the Transaction. The annual rate of investment management fees payable under the Current Investment Management Agreement is: .69 of 1% of the average net assets of the Fund. As of November 30, 2005, the net assets of the Fund were $                    , and the Fund paid $                     in advisory fees to the Adviser for the period from May 1, 2005 through November 30, 2005.

The annual rates of the subadvisory fees under the Current Subadvisory Agreement and the proposed New Subadvisory Agreement are: 0.40 of 1% of the first $500 million of average net assets of the Fund and 0.35% of 1% of the amount in excess of $500 million. As of November 30, 2005, the net assets of the Fund were $                    , and the Adviser paid the Sub-Adviser $                     in advisory fees for the period from May 1, 2005 through November 30, 2005.

Payment of Expenses

Under the Current Subadvisory Agreement and the proposed New Subadvisory Agreement, the Sub-Adviser pays all the expenses it incurs to furnish all necessary investment and management facilities, including salaries of personnel, required for it to execute its duties under the applicable agreement faithfully. The Current Subadvisory Agreement and the proposed New Subadvisory Agreement provide that the Sub-Adviser will pay all expenses to furnish administrative facilities, including bookkeeping, clerical personnel and equipment necessary for the efficient conduct of the investment affairs of the Fund, excluding expenses associated with the determination of net asset value per share, portfolio accounting and shareholder accounting services.

Brokerage

The Current Subadvisory Agreement and the New Subadvisory Agreement provide that the Sub-Adviser shall use its best efforts to obtain for the Fund the most favorable price or best execution available, except to the extent it may be permitted to pay higher brokerage commissions for brokerage and research services in accordance with an SEC safe harbor provision.

Limitation of Liability

The Current Subadvisory Agreement and New Subadvisory Agreement both generally provide that the Sub-Adviser shall not be liable to the Fund or any Fund shareholder for any action or omission in the course of, or connected with, rendering subadvisory services, in the absence of willful misfeasance, bad faith, gross negligence, or a reckless disregard of the performance of its duties as sub-adviser. The Current Subadvisory Agreement and the New Subadvisory Agreement also provide that failure by the Sub-Adviser to assure that the investment program for the Fund meets the diversification requirements of Section 817(h) of the Internal Revenue Code of 1986 (the “Code”) shall constitute gross negligence.

The Current Subadvisory Agreement and the proposed New Subadvisory Agreement generally provide that the Sub-Adviser agrees to indemnify the Adviser and the Fund for, and hold it harmless against, any and all losses, claims, damages, liabilities or litigation to which the Adviser or the Fund may become subject insofar as such amounts arise as a result of:

(a)	any failure by the Sub-Adviser to adequately diversify the investment program of the Fund pursuant to the requirements of the Code; or

(b)	any untrue statement of a material fact contained in disclosure provided by the Sub-Adviser for inclusion in the Fund’s registration statement or any omission of a material fact required to be stated necessary to make such disclosure not misleading.

Continuance

If shareholders of the Fund approve the New Subadvisory Agreement, it will continue until two years from the date of its execution, unless earlier terminated. The New Subadvisory Agreement may be continued from year to year thereafter by a majority vote of the Trustees or by a vote of a majority of all votes attributable to the outstanding shares of the Fund, provided that in either case the terms and the renewal have been approved by the vote of a majority of the Independent Trustees, cast in person at a meeting called for the purpose of voting on such approval.

Termination

The Current Subadvisory Agreement and the New Subadvisory Agreement provide that the Agreement may be terminated (i) by the Board of Trustees or by the vote of a majority of the outstanding voting securities of the Fund; (ii) by the Adviser on sixty (60) days’ written notice to the Sub-Adviser, and (iii) by the Sub-Adviser on sixty (60) days’ written notice to the Adviser.

Both the Current Subadvisory Agreement and New Subadvisory Agreement provide for immediate termination in the event of their assignment.

What is the Board of Trustees Recommending?

The Board of Trustees is recommending that you provide voting instructions to APPROVE the proposal.

What is the Required Vote to approve Proposal No. 1?

Provided that one-third (33 1/3%) of the shares entitled to vote at the Meeting are present in person or represented by proxy at the Meeting (“Quorum”), and the affirmative vote of a “majority of the Shares voted,” Proposal No. 1 will be approved. For purposes of this requirement, “majority of the shares voted” means the affirmative vote of the lesser of (1) 67% or more of the shares of the Fund present at the Special Meeting if more than 50% of the outstanding shares of the Fund are present or represented by proxy, or (2) more than 50% of the outstanding shares of the Fund.

What Happens if Shareholders Do Not Approve the Proposal?

If shareholders do not approve the New Subadvisory Agreement, the Adviser will either directly manage the Fund’s investments on a day-to-day basis, or hire another sub-adviser, subject to any necessary Board and shareholder approvals.

Additional Information about the Adviser and the Sub-Adviser

The Adviser is registered as an investment adviser under the Investment Advisers Act of 1940 (the “Advisers Act”), and, together with its predecessors, has been managing funds within the Delaware Investments family since 1938. The Adviser is located at 2005 Market Street, Philadelphia, Pennsylvania 19103-7094. As of September 30, 2005, the Adviser and its affiliates had over $110 billion in assets under management.

The Adviser is an indirect, wholly-owned subsidiary of Lincoln National Corporation, also known as Lincoln Financial Group. Lincoln National Corporation, with headquarters currently in Philadelphia, Pennsylvania, is a diversified organization involved in many aspects of the financial services industry, including insurance and investment management.

Legg Mason, whose principle executive offices are at 100 Light Street, Baltimore, Maryland 21202, is a financial services holding company. Legg Mason is a holding company that currently provides asset management, securities brokerage, investment banking and related financial services through its subsidiaries. As of June 30, 2005, Legg Mason’s asset management operation had aggregate assets under management of approximately $397 billion, of which approximately $248 billion (62%) represented fixed income assets, and $75 billion (19%) represented assets in mutual and closed-end funds sponsored by Legg Mason and its affiliates.

The Sub-Adviser is a registered investment adviser and is an indirect wholly owned subsidiary of Citigroup. The Sub-Adviser, a Delaware corporation, is wholly owned by Citigroup Financial Products Inc., which in turn is wholly owned by Citigroup Global Market Holdings Inc. Following the closing of the Transaction, the Sub-Adviser will be a wholly owned subsidiary of Legg Mason; its principal executive offices will continue to be located at 399 Park Avenue, New York, New York 10022. As of September 30, 2005, the Sub-Adviser had aggregate assets under management of approximately $91.65 billion; approximately [$37.3 b excluding third party subadvised] [$50.1 b including third party subadvised] billion (TBD) represent assets in mutual and closed-end funds sponsored by the Sub-Advisor and its affiliates.

The Sub-Adviser also provides subadvisory services to other mutual funds with similar investment objectives to those of the Fund. The table set forth in Exhibit A lists other funds advised by the Sub-Adviser (and not managed by the Adviser), the net assets of those funds, and the management fees the Sub-Adviser received from those funds during the fiscal years ended on the date noted.

The Adviser is a series of Delaware Management Business Trust. The following table provides the name and principal occupation of the Adviser’s principal executive officers and the Trustees. The address of each of the officers and/or Trustees of the Adviser is 2005 Market Street, Philadelphia, Pennsylvania 19103-7094.

Name	Principal Occupation
Jude T. Driscoll	President, Chief Executive Officer and Trustee
Gerald S. Frey	Managing Director and Chief Investment Officer-Growth Investing
James L. Shields	Senior Vice President and Chief Investment Officer
See Y. Quek	Executive Vice President, Managing Director-Fixed Income, and Trustee
Patrick P. Coyne	Executive Vice President, Managing Director, Chief Investment Officer-Fixed Income
Joseph H. Hastings	Executive Vice President, Interim Chief Financial Officer, Treasurer, Controller
John B. Fields	Senior Vice President and Trustee

The following table provides the name and principal occupation of the Sub-Adviser’s principal executive officers and directors prior to the closing of the Transaction. The address of each of these officers and directors prior to the closing of the Transaction was 399 Park Avenue, New York, New York 10022.

Name	Principal Occupation
Peter Wilby	Director and Managing Director
Michael Even	Director
Evan Merberg	Director
Michael Fred Rosenbaum	Chief Legal Officer
Andrew Beagley	Chief Compliance Officer

The following table provides the name and principal occupation of the Sub-Adviser’s principal executive officers and directors following the closing of the Transaction. The address of each of these officers and directors following the closing of the Transaction is 399 Park Avenue, New York, New York 10022.

Name	Principal Occupation
Peter Wilby	Director and Managing Director
Michael Even	Director
Evan Merberg	Director
Michael Fred Rosenbaum	Chief Legal Officer
Andrew Beagley	Chief Compliance Officer
Peter Wilby	Director and Managing Director

No Trustee or officer of the Trust is an officer, director, employee, general partner or shareholder of the Sub-Adviser. Risé C. M. Taylor is an officer of the Trust and is an officer of the Adviser.

As of December 31, 2004, the Adviser and the Sub-Adviser had the following affiliated brokers with the noted affiliations:

Affiliated Broker	Affiliation
AnnuityNet Insurance Agency, Inc.	Wholly owned subsidiary of Finetre Corporation (formerly AnnuityNet, Inc.) (of which 10.8% is owned by The Lincoln National Life Insurance Company and 2.3% is owned by Lincoln National Corporation)
Delaware Distributors, L.P.	Ownership of this broker/dealer is as follows: 98% Delaware Investment Advisers 1% Delaware Capital Management 1% Delaware Distributors, Inc.
Lincoln Financial Distributors, Inc.	Wholly owned subsidiary of The Lincoln National Life Insurance Company
Lincoln Financial Advisors Corporation	Wholly owned subsidiary of The Lincoln National Life Insurance Company
The Lincoln National Life Insurance Company	Wholly owned subsidiary of Lincoln National Corporation

The Fund has not completed its first fiscal year of operations; therefore, the Fund has not paid brokerage commissions to affiliated brokers as of its most recently complete fiscal year, which would be December 31, 2005.

The Fund has not completed its first fiscal year of operations; therefore, the Fund has not paid (a) administrative fees to Lincoln Life or (b) accounting and financial reporting fees to Delaware Management Holdings, Inc. and Delaware Services Company, Inc. as of its most recently complete fiscal year, which would be December 31, 2005. Lincoln Life, Delaware Management Holdings, Inc., and Delaware Services Company, Inc. will continue to provide these services to the Fund after the New Subadvisory Agreement is approved.

Under a distribution and service plan for the Fund’s Service Class shares, the Fund pays for activities primarily intended to sell Service Class shares out of the assets of the Service Class. The Fund has not completed its first fiscal year of operations; therefore, the Fund has not paid amounts under the distribution and service plan as of its most recently completed fiscal year, which would be December 31, 2005. Any fees paid to date were used to pay Lincoln Life and Lincoln Life & Annuity Company of New York, who have agreed to use the fees for paying services fees as defined under NASD rules and the printing of prospectuses and reports used for sales purposes. The Fund will continue to make payments under the plan after the New Subadvisory Agreement is approved.

PROPOSAL 2:	To elect a Board of Trustees

You are being asked to elect a Board of Trustees.

Who are the nominees for Trustee?

The nominees for Trustee are: Kelly D. Clevenger, Nancy L. Frisby, Gary D. Lemon, Kenneth G. Stella and David H. Windley. Messrs. Clevenger, Stella and Windley and Ms. Frisby are presently Trustees of the Trust. Mr. Lemon is presently in Advisory Trustee of the Trust. Ms. Janet Chrzan is also an Advisory Trustee of the Trust, but is not a nominee for Trustee for the purposes of this proxy vote.

Mr. Windley and Mr. Lemon, who are standing for election by shareholders for the first time, were identified by an Independent Trustee and recommended to the Nominating Committee as potential candidates for nominees. After reviewing detailed background information on the candidates and conducting interviews of these candidates, the Nominating Committee recommended the Trustee candidates to the full Board. The Nominating Committee’s process for evaluating nominees is more fully described under “Board, Stockholder and Committee Meetings” below.

Among the nominees standing for election, only Mr. Clevenger is an “interested person” of the Trust, as that term is defined under the 1940 Act. The remaining nominees would be deemed to be “Independent Trustees;” i.e., Trustees who are not “interested persons” of the Trust. Ms. Chrzan, an Advisory Trustee, who is not a nominee, is an “interested person” of the Trust.

If elected, the nominees will serve as Trustees until their successors are duly elected and qualified or until their earlier resignation, death or retirement. Each nominee is currently available and has consented to be named in this Proxy Statement and to serve if elected.

The following table provides certain background information for each nominee, including the number of Funds of the Trust that the nominee oversees or will oversee.

Interested Trustees

Name, Address and Year of Birth	Position(s) Held with the Funds	Term of Office and Length of Time Served	Principal Occupation(s) During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee
TRUSTEE

KELLY D. CLEVENGER * 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1952	Chairman, President and Trustee	Chairman since August 1995; President and Trustee since November 1994	Vice President, The Lincoln National Life Insurance Company. Executive Vice President, Lincoln Retirement Services Company, LLC.	19	Lincoln Retirement Services Company, LLC

ADVISORY TRUSTEE

JANET CHRZAN** 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1948	Advisory Trustee	Advisory Trustee since May 17, 2004; Trustee August 2003 to May 17, 2004	Vice President, The Lincoln National Life Insurance Company; formerly Chief Financial Officer and Director, The Lincoln National Life Insurance Company	19	The Administrative Management Group, Inc. and Lincoln Life Improved Housing

*	Kelly D. Clevenger, currently Chairman and President of the Trust, is an “interested person” of the Trust by reason of him being an officer of Lincoln Life.

**	Janet Chrzan, an Advisory Trustee of the Trust, is an interested person of the Trust by reason of her being a Vice President of Lincoln Life, and is not a nominee for Trustee for the purposes of this proxy vote.

Independent Trustees

Name, Address and Year of Birth	Position(s) Held with the Funds	Term of Office and Length of Time Served	Principal Occupation(s) During the Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee
TRUSTEE

NANCY L. FRISBY 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1941	Trustee	Trustee since April 1992	Senior Vice President and Chief Financial Officer, DeSoto Memorial Hospital	19	N/A

KENNETH G. STELLA 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1943	Trustee	Trustee since February 1998	President, Indiana Hospital & Health Association	19	First National Bank & Trust

DAVID H. WINDLEY 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1943	Trustee	Trustee since August 2004	Director, Blue and Co., LLC (regional consulting and CPA firm)	19	Meridian Investment Advisors, Inc.; Eureka College

ADVISORY TRUSTEE

GARY D. LEMON 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1948	Advisory Trustee	Advisory Trustee since November 8, 2004	Professor of Economics, DePauw University	19	N/A

The following information may assist you in your decision:

INTERESTED TRUSTEES

•	Kelly D. Clevenger. Mr. Clevenger, who became a Trustee in 1994, is a senior actuary with over three decades of experience in life insurance, annuities and investments with Lincoln Life. Currently he is Vice President of Lincoln Life and in 1994 became President of the Funds and continues to serve in that capacity. His responsibilities with Lincoln Life have included, among other things, development and design of life insurance, variable annuity and reinsurance products. Mr. Clevenger holds both a Bachelor of Science Degree and a Masters in Actuarial Science from the University of Michigan. He is a Fellow of the Society of Actuaries and a member of the American Academy of Actuaries.

•

Janet Chrzan. Ms. Chrzan became an Advisory Trustee in May 2004. From August 2003 to May 2004, she served as a Trustee. She is a Vice President of The Lincoln National Life Insurance Company, where she was formerly Chief Financial Officer and Director. She is Vice President of Lincoln National Corporation and past General Auditor and Treasurer. Ms. Chrzan holds a Bachelor’s Degree from the University of Nebraska. She is a certified public accountant, has completed NASD Series 7 and 24, is a Fellow of the Life Management Institute and a member of the American Institute of Certified Public Accountants (AICPA)

and the Indiana CPA Society. She serves as a Trustee for the Nature Conservancy of Indiana, a committee member of the Investment/Finance Committee, a director on the board of the Parkview Hospital Foundation, and the Audit Committee of the United Way of Allen County.

INDEPENDENT TRUSTEES

•	Nancy L. Frisby. Ms. Frisby has been a Trustee since April 15, 1992. Since August 1999, Ms. Frisby has served as Senior Vice President and Chief Financial Officer of the DeSoto Memorial Hospital, Arcadia, Florida. From May, 1998 to July, 1999, Ms. Frisby served as Chief Financial Officer of Bascom Palmer Eye Institute at the University of Miami School of Medicine in Miami, Florida. From 1974 to 1998, Ms. Frisby was a member of the staff of St. Joseph Medical Center in Fort Wayne, Indiana, and served as its Vice President and Chief Financial Officer. Ms. Frisby holds a Bachelor of Science Degree in accounting from Indiana University/Purdue University of Fort Wayne, and an MBA in Finance from the University of Notre Dame. She is an Advanced Member of the Healthcare Financial Management Association, a member of the American Institute of Certified Public Accountants, and a former officer of the Fort Wayne Chapter of the Financial Executives Institute.

•	Gary D. Lemon. Mr. Lemon has been an Advisory Trustee since November 8, 2004. Since 1976, Mr. Lemon has been employed by the Economics Department at DePauw University. Beginning in July 2000, he became the Director of the McDermond Center for Management and Entrepreneurship. From 1972 to 1976, Mr. Lemon was an Assistant Instructor in Economics at the University of Kansas. From 1970 to 1972, he was employed by General Electric in the Financial Management Program. Mr. Lemon holds a Bachelor’s Degree in Mathematics and Economics, a Master’s Degree in Economics and a Ph.D. in Economics, all from the University of Kansas. He has served on several committees and in various advisory roles in both the community and university settings.

•	Kenneth G. Stella. Mr. Stella became a Trustee on February 10, 1998. Mr. Stella is currently President of Indiana Hospital & Health Association, Indianapolis, Indiana, (“Association”) having served that institution since 1984. Among his responsibilities for the Association, he serves as the Chief Executive Officer and is responsible for implementation of all Board of Director’s policies and directives. He provides executive management and leadership of all Association programs and services. The Association comprises 157 hospitals and health organizations, and it provides advocacy, data, education, communication and general legal information services to its members. Mr. Stella holds both a Bachelor of Science Degree and a Master’s Degree in Health Administration from Indiana University. Among other affiliations, he is a Fellow of the American College of Healthcare Executives, a Member of the Board of Visitors of the Indiana University School of Public & Environmental Affairs and a Board Member of the First National Bank and Trust.

•	David H. Windley. Mr. Windley became a Trustee in August 2004. In 1971, he became a founding partner of the CPA firm of Blue & Co., LLC, and currently works as an auditor for healthcare, manufacturing, construction and various other industries. He is also a financial consultant to a number of different businesses. From 1967 to 1971, he was employed by Ernst & Ernst. He holds a Bachelor of Arts Degree from Transylvania University and a Master’s Degree in Business Administration from Indiana University. Among other affiliations, he holds a directorship with Meridian Investment Advisors, Inc., and Eureka College.

Messrs. Clevenger, Stella and Windley and Ms. Frisby are also Members of the Board of Managers of Lincoln National Variable Annuity Fund A (“Fund A”), an investment company which is registered with the Securities and Exchange Commission (“SEC”) under the 1940 Act and is a separate account of Lincoln Life. Ms. Chrzan and Mr. Lemon are presently Advisory Members of the Board of Managers of Fund A. Fund A and the Funds are collectively referred to herein as the “Fund Complex.”

Do the Trustees also have an ownership interest in the Funds?

As of December 31, 2004, the dollar range of equity securities owned beneficially by each Trustee in the Funds and in any registered investment companies overseen by the Trustees within the same family of investment companies as the Funds is as follows:

Interested Trustees

Name of Trustee	Dollar Range of Equity Securities in the Funds (as of [December 31, 2004])	Aggregate Dollar Range of Equity Securities in all Registered Investment Companies Overseen By Trustee In Family of Investment Companies (as of [December 31, 2004])
TRUSTEE

Kelly D. Clevenger	International Fund — $1 -$10,000 Aggressive Growth Fund — $1 - $10,000	$10,001 - $50,000

ADVISORY TRUSTEE

Janet Chrzan	Bond Fund — $1 - $10,000 Capital Appreciation Fund – $1 - $10,000 Equity-Income Fund — $1 - $10,000 Money Market Fund — $1 - $10,000	$10,001 - $50,000

Independent Trustees

Name of Trustee	Dollar Range of Equity Securities in the Funds (as of December 31, 2004)	Aggregate Dollar Range of Equity Securities in all Registered Investment Companies Overseen By Trustee In Family of Investment Companies (as of December 31, 2004)
TRUSTEE

Nancy L. Frisby

Capital Appreciation Fund — $1 - $10,000

Growth and Income Fund — $10,001 - $50,000

Managed Fund — $50,001 - $100,000

Small Cap Index Fund — $10,001 -$50,000

Social Awareness Fund — $10,001 - $50,000

Special Opportunities Fund — $10,001 - $50,000

Over $100,000

Kenneth G. Stella	None	None

David H. Windley	None	None

ADVISORY TRUSTEE

Gary D. Lemon	Growth and Income Fund — $10,001 - $50,000	$10,001 - $50,000

Board, Stockholder and Committee Meetings. During its last fiscal year, the Trust held five Board meetings. Each of the currently serving Trustees attended at least 75% of those Board meetings and at least 75% of committee meetings held within the last fiscal year by a committee on which the Trustee serves as a member.

Audit Committee

The Board of Trustees maintains an Audit Committee to oversee the Trust’s financial reporting process on behalf of the Board of Trustees and to report the result of their activities to the Board. The Audit Committee operates according to a written charter and will assist and act as a liaison with the Board of Trustees in fulfilling the Board’s responsibility to stockholders of each Fund and others relating to oversight of fund accounting, the Trust’s system of control, the Trust’s process for monitoring compliance with laws and regulations, and the quality and integrity of the financial statements, financial reports, and audits of the Funds. The Audit Committee will approve, prior to appointment, the engagement of the Trust’s independent auditor, and will review and evaluate the qualifications, independence, and performance of the independent auditor. The current members of the Audit Committee include all of the Independent Trustees: Nancy L. Frisby, Kenneth G. Stella and David H. Windley. During the Trust’s last fiscal year, the Audit Committee held four meetings.

Nominating and Governance Committee

The Board of Trustees also maintains a Nominating and Governance Committee that is responsible for, among other things, the identification, evaluation and nomination of potential candidates to serve on the Board. The Board has adopted a charter for its Nominating and Governance Committee setting forth such Committee’s responsibilities. A copy of the charter is included as Exhibit B to this Proxy Statement. The Trust does not maintain an internet website. The Nominating and Governance Committee is currently comprised of Nancy L. Frisby, Kenneth G. Stella and David H. Windley, each of whom is an Independent Trustee. The Nominating and Governance Committee for the Trust held two meetings during the Trust’s last fiscal year.

Trustee Nominees and Selection Process

The Nominating and Governance Committee generally identifies candidates for Board membership through personal and business contacts of the Trustees. In addition, the Committee may use a search firm to identify candidates for the Board, if deemed necessary and appropriate to use such a firm. The Committee’s process for evaluating a candidate generally includes a review of the candidate’s background and experience, a check of the candidate’s references and other due diligence. In evaluating a candidate, the Committee will also consider whether the candidate, if elected, would be an Independent Trustee.

The Nominating and Governance Committee has not established any specific minimum requirements that a candidate must meet in order to recommend the candidate to the Board to serve as a Trustee. Rather, the Committee seeks candidates (i) who, in its judgment, will serve the best interests of the Trust’s shareholders and are willing and able to contribute to the Board’s oversight and decision-making functions, and (ii) whose background will complement the experience, skills and diversity of the other Trustees and add to the overall effectiveness of the Board.

The Nominating and Governance Committee will accept shareholder recommendations for nomination to the Board. Shareholders who wish to submit recommendations for nominations to the Board must submit their recommendations in writing to the Trust’s Nominating and Governance Committee, c/o The Lincoln National Life Insurance Company, 1300 S. Clinton Street, Fort Wayne, Indiana 46802. Shareholders should include appropriate information on the background and qualifications of any person recommended to the Nominating Committee (e.g., a resume), as well as the candidate’s contact information and a written consent from the candidate to serve if nominated and elected. Shareholder recommendations for nominations to the Board will be accepted on an ongoing basis and such recommendations will be kept on file for consideration when there is a vacancy on the Board.

Board Compensation. The Fund Complex pays each Independent Trustee an annual fee of $20,000 and an aggregate per day meeting fee of $3,000 for attending meetings of the Board of Trustees or committees of the Board of Trustees attended by the Independent Trustees. Trustees are also reimbursed for travel and other out-of-pocket expenses incurred by them in connection with attending such meetings. Trustees and officers who are employed by the Adviser or an affiliated company thereof receive no compensation or expense reimbursement from the Trust. Trustees do not receive any pension or retirement benefits as a result of their service as a trustee of the Trust. The following table illustrates the compensation paid to the Independent Trustees by the Trust as well as compensation paid to the Independent Trustees by the Fund Complex for the Trust’s most recently completed fiscal year ending December 31, 2004:

Compensation Table

Name of Person, Position	Aggregate Compensation From the Trust	Total Compensation From the Trust and Fund Complex
Nancy L. Frisby, Trustee	$41,000	$42,400
Gary D. Lemon, Advisory Trustee	29,000	30,000
Kenneth G. Stella, Trustee	35,000	35,400
David H. Windley, Trustee	35,000	35,650

Officers. The Board and the senior management of the Trust appoint officers each year, and from time to time as necessary. The following individuals are executive officers of the Trust: Kelly D. Clevenger, James E. Blake, Cynthia A. Rose, Sheryl L. Sturgill, Eldon J. Summers and Risé C.M. Taylor. Exhibit C includes biographical information and the past business experience of such officers, except for Mr. Clevenger, whose information is set forth above along with the other nominees.

What is the Board of Trustees recommending?

The Board of Trustees is recommending that you Vote FOR all Nominees for Trustee.

What is the Required Vote to Approve Proposal No. 2?

Approval of the nominees requires the affirmative vote of a plurality of the shares of the Fund represented at the meeting, which means that the five nominees who receive the largest number of properly cast votes will be elected as Trustees.

GENERAL INFORMATION

What is the share ownership of each Fund?

Lincoln Life and Lincoln New York are the stockholders of the Fund. No other person beneficially owns more than 5% of the Fund’s outstanding shares, and no director or executive officers of the Fund owns any separate account units attributable to more than one-half of one percent of the assets of the Fund. [this information will need to be confirmed].

The number of shares the Fund had outstanding as of December 1, 2005 is listed in the table at Exhibit D. The applicable contract owners are entitled to instruct Lincoln Life or Lincoln New York, as appropriate, on the manner in which to vote those outstanding shares at the Trust’s Special Meeting.

Other Business

To the knowledge of the Trust’s Board of Trustees, there is no other business to be brought before the Special Meeting of the stockholders. However, if other matters do properly come before the meeting, Lincoln Life and Lincoln New York intend to vote each Fund’s shares in accordance with the judgment of the Trust’s Board on such matters.

Contract Owner Proposals

Under authority granted the Trustees by the Bylaws of the Trust, and pursuant to applicable law, special meetings are called as required. Contract Owners desiring to hold their own proxy solicitations in order to submit proposals in years in which the annual meeting is not held may require that a special meeting be called if they can obtain the written request of Contract Owners indirectly representing certain stipulated percentages of the outstanding voting securities of the Fund. Proposals must be received a reasonable time before the Fund begins to print and mail the proxy materials for the meeting. More detailed information on these procedures may be obtained from Lincoln Life or Lincoln New York.

Independent Registered Public Accounting Firm

The firm of Ernst & Young LLP has been selected as the independent auditors for the Trust for its current fiscal year. The Audit Committee must pre-approve all audit and non-audit services provided by Ernst & Young LLP relating to the operations or financial reporting of the Trust. The Committee must also pre-approve any non-audit service to be provided by Ernst & Young LLP to the Trust, DMC or any entity controlling, controlled by or under common control with DMC that relate directly to the operations and financial reporting of the Trust. The Committee reviews any audit or non-audit services to be provided by Ernst & Young LLP to determine whether they are appropriate and permissible under applicable law.

Representatives of Ernst & Young LLP are not expected to be present at the Meeting, but have the opportunity to make a statement if they wish, and will be available should any matter arise requiring Ernst & Young LLP’s presence, such as to respond to appropriate questions.

Audit Fees. The aggregate fees billed by Ernst & Young LLP in connection with the annual audit of the Trust’s financial statements and for services normally provided by the independent auditor in connection with statutory and regulatory filings or engagements for the fiscal years ended December 31, 2004 and 2003 for the Trust were $181,400 and $168,600, respectively.

Audit-Related Fees. There were no fees billed by Ernst & Young LLP for assurance and other services reasonably related to the performance of the audit of the Trust’s financial statements and not reported above under “Audit Fees” for the fiscal years ended December 31, 2004 and 2003.

Tax Fees. There were no fees billed by Ernst & Young LLP for tax-related services provided to DMC and other service providers under common control with DMC that relate directly to the operations or financial reporting of the Trust for the Trust’s last two completed fiscal years ended on December 31, 2004 and 2003.

All Other Fees. There were no other fees billed by Ernst & Young LLP for products and services provided by the independent auditor to the Trust for the Trust’s last two completed fiscal years ended December 31, 2004 and 2003.

Aggregate Non-Audit Fees to the Trust, DMC and Service Provider Affiliates. The aggregate non-audit fees billed by Ernst & Young LLP for services rendered to the Trust and to DMC and other service providers under common control with DMC, for the Trust’s last two completed fiscal years ended December 31, 2004 and 2003 were $446,330 and $413,240, respectively.

Principal Accountant’s Independence. In connection with its selection of the independent auditor, the Audit Committee has considered Ernst and Young LLP’s provision of non-audit services to DMC and other service providers under common control with DMC that were not required to be pre-approved pursuant to Regulation S-X. The Audit Committee has determined that the provision of these services is compatible with maintaining Ernst & Young LLP’s independence.

Communications to the Board

Shareholders who wish to communicate to the full Board or to any individual Trustee may address correspondence to the Trust, c/o The Lincoln National Life Insurance Company at 1300 S. Clinton Street, Fort Wayne, IN 46802. Without opening any such correspondence, Trust management will promptly forward all such correspondence to the intended recipient(s).

EXHIBITS TO

PROXY STATEMENT

Exhibit A – Assets under Sub-Adviser’s Management

Exhibit B – Nominating and Governance Committee Charter

Exhibit C – Executive Officers of the Trust

Exhibit D – Ownership of Shares as of December 1, 2005

Exhibit A

Trust Name – Fund Name	Assets Under the Sub-Adviser’s Management/ Fund Size	Effective Subadvisory Fee (based on assets)	Fee Waiver

Greenwich Street Series Fund – Appreciation Portfolio	$897.92 mm (as of 9/30/05)	73 bps; The fund has a fee schedule payable that reduces the advisory and administration fee payable as follows: 0.550% and 0.200% up to $250 million; 0.513% and 0.187% on the next $250 million; 0.476% and 0.174% on the next $500 million; 0.439% and 0.161% on the next $1 billion; 402% and 0.148% on the next $1 billion and 0.365% and 0.135% on assets over $3 billion.	None

Smith Barney Appreciation Fund	$5.98 billion	56 bps	None

EXHIBIT B

Nominating and Governance Committee

Charter

Membership

The Nominating and Governance Committee shall be composed entirely of independent directors.

Nominating Functions

1.	The Committee shall make nominations for independent director membership on the Board of Directors. The Committee shall evaluate candidates’ qualifications for Board membership and their independence from the Funds’ manager and other principal service providers.

2.	The Committee shall periodically review Board governance procedures and shall recommend any appropriate changes to the full Board of Directors.

3.	The Committee shall periodically review the composition of the Board of Directors to determine whether it may be appropriate to add individuals with different backgrounds or skill sets from those already on the Board.

4.	The Committee shall review and recommend any appropriate changes in compensation for directors, independent chair, and all committee chairs to the Board.

Committee Functions

1.	The Committee shall make nominations for membership on all committees, committee chairs, and independent chair and shall review all of these assignments at least annually.

2.	The Committee shall review as necessary the responsibilities of any committees of the Board, whether there is a continuing need for each committee, whether there is a need for additional committees of the Board, and whether committees should be combined or reorganized. The Committee shall make recommendations for committee chairs and the independent chair. The Committee shall make recommendations for any such action to the full Board.

Other Responsibilities

1.	The Committee shall monitor the performance of legal counsel employed by the Funds and the Independent Directors, and shall be responsible for the supervision of counsel for the Independent Directors.

2.	The Committee shall have the resources and authority appropriate to discharge its responsibilities, including authority to retain special counsel and other experts or consultants at the expense of the appropriate Fund(s).

3.	The Committee shall review the Charter at least annually and recommend any changes to the full Board of Directors.

4.	The Committee is responsible for managing the annual Board assessment process and any peer reviews.

EXHIBIT C

EXECUTIVE OFFICERS OF THE TRUST

Officers Who Are Not Trustees

Name, Address and Date of Birth	Position(s) Held with the Funds	Term of Office and Length of Time Served	Principal Occupation(s) During the Past Five Years	Number of Funds in Fund Complex Overseen by Officer	Other Board Memberships Held by Officer

James E. Blake One Commerce Square 2005 Market Street Philadelphia, PA 19103 YOB: 1963	Chief Compliance Officer	Chief Compliance Officer since November 2005.	Assistant Vice President and Senior Compliance Officer, Delaware Investments; formerly Client Trading Compliance Manager, Loomis Sayles & Company, LP	N/A	N/A

Cynthia A. Rose 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1954	Secretary	Secretary since February 1995.	Assistant Secretary, Lincoln National Corporation; formerly Secretary and Assistant Vice President, The Lincoln National Life Insurance Company.	N/A	N/A

Sheryl L. Sturgill 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1959	Chief Accounting Officer	Chief Accounting Officer since November 2003.	Assistant Vice President and Director of Separate Accounts, The Lincoln National Life Insurance Company; formerly Compliance Director and Senior Business Controls Consultant, Lincoln National Reassurance Company	N/A	N/A

Eldon J. Summers 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1950	Second Vice President and Treasurer	Second Vice President and Treasurer since May 2003	Treasurer, Second Vice President, The Lincoln National Life Insurance Company; formerly Assistant Vice President and Senior Treasury Consultant, Lincoln National Corporation.	N/A	N/A

Risé C. M. Taylor 1300 S. Clinton Street Fort Wayne, IN 46802 YOB: 1967	Vice President, Assistant Secretary and Assistant Treasurer	Vice President, Assistant Secretary and Assistant Treasurer since August 2003.	Vice President, The Lincoln National Life Insurance Company; formerly Portfolio Manager of Lincoln Investment Management	N/A	N/A

EXHIBIT D

As of December 1, 2005, the Fund had outstanding the following number of shares entitling the applicable contract owners to instruct Lincoln Life or Lincoln New York, as appropriate, on the manner in which to vote those shares at the Trust’s Special Meeting:

Lincoln VIP Fund	Total Number of Shares Outstanding	Total Number of Shares Entitled to be Voted by Lincoln Life for Various Separate Accounts	Total Number of Shares Entitled to be Voted by Lincoln New York for Various Separate Accounts	Total Number of Shares Entitled to be Voted by Lincoln Life for Unregistered Accounts No. 33 and No. 53
Core Fund

VOTING INSTRUCTION CARD	VOTING INSTRUCTION CARD

CORE FUND

a series of the Lincoln Variable Insurance Products Trust

1300 S. Clinton Street

Fort Wayne, IN 46802

THESE INSTRUCTIONS ARE SOLICITED ON BEHALF OF THE LINCOLN NATIONAL LIFE INSURANCE COMPANY (THE “COMPANY”)

Revoking any prior instructions, the undersigned instructs the Company to vote all the shares of the Core Fund that are attributable to his or her contract or interest therein and held in the Company separate account, at the Special Meeting of the Stockholders to be held on February 28, 2006 and at any adjournment thereof.

VOTE VIA THE INTERNET: [ ]
VOTE BY TELEPHONE: [ ]

I acknowledge receipt of the Notice of the Special Meeting of the Stockholders and accompanying Proxy Statement dated January 3, 2006.

Signature

Signature (if held jointly)

, 2006

Date	Doc #380855 (LNL VA)

PLEASE MARK YOUR VOTE ON THE REVERSE SIDE

Upon proper execution of this card, the Company is instructed to vote on the Proposals described in the proxy statement as specified below, and, in the Company’s discretion, upon such other matters as may properly come before the meeting or any adjournment thereof. If this card is signed and returned but no instruction choice is given for a Proposal, we will vote your proportionate shares “FOR” that Proposal. If this card is not returned, or is returned not properly executed, the Company will vote such shares in the same proportion as it votes the shares for which it has received instructions.

PLEASE MARK, SIGN, DATE AND RETURN THIS VOTING INSTRUCTION CARD USING THE ENCLOSED ENVELOPE. TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK. Example: ■ If you have any questions, please contact Lincoln Life toll free at [                ].

		FOR	AGAINST	ABSTAIN
1.	To approve a new sub-advisory agreement (“New Subadvisory Agreement”) for the Fund between Delaware Management Company (the “Adviser”) and the Fund’s current sub-adviser, Salomon Brothers Asset Management Inc. (the “Sub-Adviser”); there will be no change in the the overall management fee that the Fund pays.	☐	☐	☐

2.	To elect a Board of Trustees of the Trust.	☐	☐	☐

Doc #380855 (LNL VA)

VOTING INSTRUCTION CARD	VOTING INSTRUCTION CARD

CORE FUND

a series of the Lincoln Variable Insurance Products Trust

1300 S. Clinton Street

Fort Wayne, IN 46802

THESE INSTRUCTIONS ARE SOLICITED ON BEHALF OF THE LINCOLN NATIONAL LIFE INSURANCE COMPANY (THE “COMPANY”)

Revoking any prior instructions, the undersigned instructs the Company to vote all the shares of the Core Fund that are attributable to his or her policy or interest therein and held in the Company separate account, at the Special Meeting of the Stockholders to be held on February 28, 2006 and at any adjournment thereof.

VOTE VIA THE INTERNET: [ ]
VOTE BY TELEPHONE: [ ]

I acknowledge receipt of the Notice of the Special Meeting of the Stockholders and accompanying Proxy Statement dated January 3, 2006.

Signature

Signature (if held jointly)

, 2006

Date	Doc #380855 (LNL VUL)

PLEASE MARK YOUR VOTE ON THE REVERSE SIDE

Upon proper execution of this card, the Company is instructed to vote on the Proposals described in the proxy statement as specified below, and, in the Company’s discretion, upon such other matters as may properly come before the meeting or any adjournment thereof. If this card is signed and returned but no instruction choice is given for a Proposal, we will vote your proportionate shares “FOR” that Proposal. If this card is not returned, or is returned not properly executed, the Company will vote such shares in the same proportion as it votes the shares for which it has received instructions.

PLEASE MARK, SIGN, DATE AND RETURN THIS VOTING INSTRUCTION CARD USING THE ENCLOSED ENVELOPE. TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK. Example: ■ If you have any questions, please contact Lincoln Life toll free at [                ].

		FOR	AGAINST	ABSTAIN

1.	To approve a new sub-advisory agreement (“New Subadvisory Agreement”) for the Fund between Delaware Management Company (the “Adviser”) and the Fund’s current sub-adviser, Salomon Brothers Asset Management Inc. (the “Sub-Adviser”); there will be no change in the the overall management fee that the Fund pays.	☐	☐	☐

2.	To elect a Board of Trustees of the Trust.	☐	☐	☐

Doc #380855 (LNL VUL)

VOTING INSTRUCTION CARD	VOTING INSTRUCTION CARD

CORE FUND

a series of the Lincoln Variable Insurance Products Trust

1300 S. Clinton Street

Fort Wayne, IN 46802

THESE INSTRUCTIONS ARE SOLICITED ON BEHALF OF LINCOLN LIFE & ANNUITY COMPANY OF NEW YORK (THE “COMPANY”)

Revoking any prior instructions, the undersigned instructs the Company to vote all the shares of the Core Fund that are attributable to his or her contract or interest therein and held in the Company separate account, at the Special Meeting of the Stockholders to be held on February 28, 2006 and at any adjournment thereof.

VOTE VIA THE INTERNET: [ ]
VOTE BY TELEPHONE: [ ]

I acknowledge receipt of the Notice of the Special Meeting of the Stockholders and accompanying Proxy Statement dated January 3, 2006.

Signature

Signature (if held jointly)

, 2006
Date	Doc #380855 (NY-A)

PLEASE MARK YOUR VOTE ON THE REVERSE SIDE

Upon proper execution of this card, the Company is instructed to vote on the Proposals described in the proxy statement as specified below, and, in the Company’s discretion, upon such other matters as may properly come before the meeting or any adjournment thereof. If this card is signed and returned but no instruction choice is given for a Proposal, we will vote your proportionate shares “FOR” that Proposal. If this card is not returned, or is returned not properly executed, the Company will vote such shares in the same proportion as it votes the shares for which it has received instructions.

PLEASE MARK, SIGN, DATE AND RETURN THIS VOTING INSTRUCTION CARD USING THE ENCLOSED ENVELOPE. TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK. Example: ■ If you have any questions, please contact Lincoln Life toll free at [                ].

		FOR	AGAINST	ABSTAIN
1.	To approve a new sub-advisory agreement (“New Subadvisory Agreement”) for the Fund between Delaware Management Company (the “Adviser”) and the Fund’s current sub-adviser, Salomon Brothers Asset Management Inc. (the “Sub-Adviser”); there will be no change in the the overall management fee that the Fund pays.	☐	☐	☐

2.	To elect a Board of Trustees of the Trust.	☐	☐	☐

Doc #380855 (NY-A)

VOTING INSTRUCTION CARD	VOTING INSTRUCTION CARD

CORE FUND

a series of the Lincoln Variable Insurance Products Trust

1300 S. Clinton Street

Fort Wayne, IN 46802

THESE INSTRUCTIONS ARE SOLICITED ON BEHALF OF LINCOLN LIFE & ANNUITY COMPANY OF NEW YORK (THE “COMPANY”)

Revoking any prior instructions, the undersigned instructs the Company to vote all the shares of the Core Fund that are attributable to his or her policy or interest therein and held in the Company separate account, at the Special Meeting of the Stockholders to be held on February 28, 2006 and at any adjournment thereof.

VOTE VIA THE INTERNET: [ ]
VOTE BY TELEPHONE: [ ]

I acknowledge receipt of the Notice of the Special Meeting of the Stockholders and accompanying Proxy Statement dated January 3, 2006 .

Signature

Signature (if held jointly)

, 2006

Date	Doc #380855 (VUL-NY)

PLEASE MARK YOUR VOTE ON THE REVERSE SIDE

Upon proper execution of this card, the Company is instructed to vote on the Proposals described in the proxy statement as specified below, and, in the Company’s discretion, upon such other matters as may properly come before the meeting or any adjournment thereof. If this card is signed and returned but no instruction choice is given for a Proposal, we will vote your proportionate shares “FOR” that Proposal. If this card is not returned, or is returned not properly executed, the Company will vote such shares in the same proportion as it votes the shares for which it has received instructions.

PLEASE MARK, SIGN, DATE AND RETURN THIS VOTING INSTRUCTION CARD USING THE ENCLOSED ENVELOPE. TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK. Example: ■ If you have any questions, please contact Lincoln Life toll free at [                ].

		FOR	AGAINST	ABSTAIN
1.	To approve a new sub-advisory agreement (“New Subadvisory Agreement”) for the Fund between Delaware Management Company (the “Adviser”) and the Fund’s current sub-adviser, Salomon Brothers Asset Management Inc. (the “Sub-Adviser”); there will be no change in the the overall management fee that the Fund pays.	☐	☐	☐

2.	To elect a Board of Trustees of the Trust.	☐	☐	☐

Doc #380855 (VUL-NY)

VOTING INSTRUCTION CARD	VOTING INSTRUCTION CARD

CORE FUND

a series of the Lincoln Variable Insurance Products Trust

1300 S. Clinton Street

Fort Wayne, IN 46802

THESE INSTRUCTIONS ARE SOLICITED ON BEHALF OF THE LINCOLN NATIONAL LIFE INSURANCE COMPANY (THE “COMPANY”)

Revoking any prior instructions, the undersigned instructs the Company to vote all the shares of the Core Fund that are attributable to his or her policy or interest therein and held in the Company separate account, at the Special Meeting of the Stockholders to be held on February 28, 2006 and at any adjournment thereof.

By submitting this electronic vote, I acknowledge receipt

of the Notice of the Special Meeting

of the Stockholders and accompanying Proxy Statement

dated January 3, 2005

Core Fund

Doc #380855 (eAnnuity)

Upon proper execution of this card, the Company is instructed to vote on the proposals described in the proxy statement as specified below, and, in the Company’s discretion, upon such other matters as may properly come before the meeting or any adjournment thereof. If this card is signed and returned but no instruction choice is given for a Proposal, we will vote your proportionate shares “FOR” that Proposal. If this card is not returned, or is returned not properly executed, the Company will vote such shares in the same proportion as it votes the shares for which it has received instructions.

PLEASE MARK AND SUBMIT THIS VOTING INSTRUCTION CARD. TO VOTE, CLICK ON THE APPROPRIATE BOX BELOW. If you have any questions, please contact the Internet Service Center at www.AnnuityNet.com.

		FOR	AGAINST	ABSTAIN

1.	To approve a new sub-advisory agreement (“New Subadvisory Agreement”) for the Fund between Delaware Management Company (the “Adviser”) and the Fund’s current sub- adviser, Salomon Brothers Asset Management Inc. (the “Sub-Adviser”); there will be no change in the the overall management fee that the Fund pays.	☐	☐	☐

2.	To elect a Board of Trustees of the Trust.	☐	☐	☐

Doc #380855 (eAnnuity)